UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2019

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street

Chicago, Illinois 60605

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Item 4.01.Changes in Registrant’s Certifying Accountant.

Following a competitive request for proposal process, on August 9, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Cboe Global Markets, Inc. (the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, effective following the conclusion of the audits for the Company’s and its subsidiaries’ fiscal year ending December 31, 2019. On the same day, the Audit Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, subject to the execution of an engagement letter.

(a) Dismissal of Independent Registered Public Accounting Firm

The reports of Deloitte on the Company's consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2018 and 2017, and through August 9, 2019, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their reports.

During the years ended December 31, 2018 and 2017, and through August 9, 2019, there were no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission. The Company requested Deloitte to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K. A copy of Deloitte’s letter dated August 14, 2019 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new Independent Registered Public Accounting Firm

During the years ended December 31, 2018 and 2017, and through August 9, 2019, neither the Company nor anyone on its behalf consulted KPMG regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or on the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.Financial Statement and Exhibits.

(d) Exhibits

16.1      Letter of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Brian N. Schell
Brian N. Schell
Executive Vice President and Chief Financial Officer

Dated: August 14, 2019